POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Kimberly A. Genovese, Daniel P. Herr, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur, Rachel C. Fischer, Nadine Rosin, Brittany S. Speas and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES

VULdb-II ES

VUL-I / VULcv

VULcv-II / VULcvII ES / VUL Flex

VULcv-III ES

MoneyGuard VUL

VULone ES / VULone 2005 ES

Momentum VULone / Momentum VULone 2005

VULcv-IV ES

VULdb-IV ES

Momentum VULone 2007

VULone 2007

AssetEdge VUL

AssetEdge VUL2015/AssetEdge Exec VUL 2015

VULone2012

VULone2014

InReach VULone2014

VULone2019

AssetEdge VUL2019/AssetEdge Exec VUL 2019

AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2

AssetEdge VUL2020/AssetEdge Exec VUL 202

AssetEdge VUL 2022/AssetEdge VUL 2022-2

AssetEdge VUL 2025/AssetEdge VUL 2025-2

MoneyGuard Market Advantage

VULone2021

LifeGoals VUL

MoneyGuard Market Advantage 2024

Lincoln Life Flexible Premium Variable Life Account R (811-08579)

SVUL / SVUL-I

SVUL-II / SVUL-II ES

SVUL-III ES

SVUL-IV ES / PreservationEdge SVUL

SVULone ES

Momentum SVULone

SVULone 2007 ES

Momentum SVULone 2007

SVULone2013

SVULone2016

SVULone2019

SVULone2021

AssetEdge SVUL/AssetEdge SVUL – No Indexed Accounts

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL Lincoln Corporate Executive VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III

American Legacy VULdb-II

American Legacy SVUL-II

American Legacy SVUL-III

American Legacy VULcv-IV

American Legacy VULdb-IV

American Legacy SVUL-IV/PreservationEdge SVUL

American Legacy AssetEdge

Lincoln Life Flexible Premium Variable Life Account JF-A	Ensemble II Ensemble III Ensemble Exec 2006 Ensemble Exec Ensemble 1 Ensemble Accumulator Ensemble Protector
Lincoln Life Flexible Premium Variable Life Account JF-C	Ensemble SL Ensemble SVUL

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity Lincoln PathBuilder Income® IRA
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II

American Legacy III

American Legacy III B Class

American Legacy III C Share

American Legacy III Plus

American Legacy III View

American Legacy Design

American Legacy Signature

American Legacy Fusion

American Legacy Series

American Legacy Advisory

American Legacy Target Date Income B Share

American Legacy Target Date Income Advisory

Shareholder’s Advantage

Shareholder’s Advantage A Class

Shareholder’s Advantage purchased on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity

Lincoln PathBuilder Income Version 1

Lincoln PathBuilder Income Version 2

Lincoln PathBuilder Income Version 3

Lincoln PathBuilder Income Version 4

Retirement Income Rollover Version 1

Retirement Income Rollover Version 2

Retirement Income Rollover Version 3

Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (811-08517)

ChoicePlus Assurance (A Share)

ChoicePlus Assurance (A Class)

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (B Class)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (L Share)

ChoicePlus Assurance (Bonus)

Choice Plus

Choice Plus II

ChoicePlus Access

ChoicePlus II Access

ChoicePlus Bonus

ChoicePlus II Bonus

ChoicePlus II Advance

ChoicePlus Design

ChoicePlus Signature

ChoicePlus Rollover

ChoicePlus Fusion

ChoicePlus Series

ChoicePlus Prime

ChoicePlus Advisory

ChoicePlus Select B-Share

InvestmentSolutions

InvestmentSolutions RIA

Lincoln Investor Advantage

Lincoln Invester Advantage 2018

Lincoln Invester Advantage Pro

Lincoln Investor Advantage Fee-Based

Lincoln Investor Advantage RIA

Lincoln Investor Advantage Advisory

Lincoln Investor Advantage Pro Advisory

Lincoln Investor Advantage RIA Class

Lincoln Investor Advantage Advisory Choice

Lincoln Investor Advantage Pro Advisory Choice

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B-Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Lincoln Level Advantage Access Indexed Variable Annuity

Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group

Lincoln Life S-3 Registration Statement

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Lincoln Level Advantage Access Indexed Variable Annuity

Lincoln Level Advantage 2 B Share Index-Linked Annuity

Lincoln Level Advantage 2 Advisory Indexed-Linked Annuity

Lincoln Level Advantage 2 Advisory Class Index-Linked Annuity

Lincoln Level Advantage 2 Select B Share Index-Linked Annuity

Lincoln Level Advantage 2 Access Index-Linked Annuity

The Lincoln National Life Insurance Company N-4 Registration Statement

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Lincoln Level Advantage Access Indexed Variable Annuity

Lincoln Level Advantage 2 B Share Index-Linked Annuity

Lincoln Level Advantage 2 Advisory Indexed-Linked Annuity

Lincoln Level Advantage 2 Advisory Class Index-Linked Annuity

Lincoln Level Advantage 2 Select B Share Index-Linked Annuity

Lincoln Level Advantage 2 Access Index-Linked Annuity

Lincoln Level Advantage 2 Advisory Select-Linked Annuity

Lincoln Level Advantage 2 Income B-Share Index-Linked Annuity

Lincoln Level Advantage 2 Income B-Class Index-Linked Annuity

Lincoln Level Advantage 2 Income Access Index-Linked Annuity

Lincoln Level Advantage 2 Income Advisory Index-Linked Annuity

Lincoln Level Advantage 2 Income Advisory Class Index-Linked Annuity

Lincoln Level Advantage 2 Income Advisory Select Index-Linked Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/Ellen G. Cooper
Ellen G. Cooper	President and Director
Signed electronically: 3/22/25 at 6:33 am

/s/Christopher M. Neczypor
Christopher M. Neczypor	Executive Vice President, Chief Financial Officer and Director
Signed electronically: 3/21/25 at 2:18 pm

/s/Craig T. Beazer
Craig T. Beazer	Executive Vice President, General Counsel and Director
Signed electronically: 3/21/25 at 12:44 pm

/s/Eric B. Wilmer
Eric B. Wilmer	Assistant Vice President and Director
Signed electronically: 3/21/25 at 10:11 am

/s/Jayson R. Bronchetti
Jayson R. Bronchetti	Executive Vice President, Chief Investment Officer and Director
Signed electronically: 3/21/25 at 9:18 am

/s/ Adam M. Cohen
Adam M. Cohen	Senior Vice President, Chief Accounting Officer and Treasurer
Signed electronically: 3/25/25 at 1:56 pm

We, Delson R. Campbell, Kimberly A. Genovese, Daniel P. Herr, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur, Rachel C. Fischer, Nadine Rosin, Brittany Speas and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/Rachel C. Fischer
Delson R. Campbell	Rachel C. Fischer
Signed electronically: 3/24/25 at 8:14 pm	Signed electronically: 3/21/25 at 9:39 am

/s/Kimberly A. Genovese	/s/Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr
Signed electronically: 3/22/25 at 6:33 am	Signed electronically: 3/23/25 at 8:13 pm

/s/Nadine Rosin	/s/Michelle Grindle
Nadine Rosin	Michelle Grindle
Signed electronically: 3/21/25 9:12 am	Signed electronically: 3/21/25 at 9:57 am

/s/Jeffrey L. Smith	/s/John D. Weber
Jeffrey L. Smith	John D. Weber
Signed electronically: 3/21/25 at 11:57 am	Signed electronically: 3/24/25 at 5:40 am

/s/Jassmin McIver-Jones	/s/Carolyn Augur
Jassmin McIver-Jones	Carolyn Augur
Signed electronically: 3/24/25 at 11:22 am	Signed electronically: 3/23/25 at 5:01 pm

/s/Brittany S. Speas
Brittany S. Speas
Signed electronically: 3/21/25 at 11:31 am

Version dated: March 2025